UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 12, 2026, MBX Biosciences, Inc. (the "Company") issued a press release (the "Press Release") titled “MBX Biosciences Announces One-Year Data Demonstrating Sustained Benefit of Once-Weekly Canvuparatide as a Potential PTH Replacement Therapy in Chronic Hypoparathyroidism.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on June 12, 2026 at 8:00 a.m. E.T., the Company will host a conference call and webcast to discuss the one-year data from the Phase 2 Avail™ and open-label extension ("OLE") clinical trials of canvuparatide in adult patients with chronic hypoparathyroidism ("HP"). A copy of the presentation from the event will be available in the "Investors" section of the Company's website at www.mbxbio.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 12, 2026, the Company announced one-year data from the Phase 2 Avail™ and OLE clinical trials of canvuparatide in adult patients with chronic HP. The update is summarized below.

Key Findings from the 12-Week Avail™ Phase 2 Trial and One-Year OLE

Responder Rate

•
At 12 Weeks: As previously reported, 63% of canvuparatide-treated patients (30/48) achieved the primary composite endpoint compared with 31% of placebo-treated patients (5/16) (p=0.042). The primary endpoint was defined as maintaining albumin-adjusted serum calcium levels in the normal range and independence from conventional therapy (active vitamin D and >600 mg/day of calcium supplements).

•
At One Year: 57% of evaluable patients (31/54) achieved responder status; zero contribution from rescue therapy (PRN) in the last week of the one-year treatment period.

Pharmacokinetic Profile

•
Pharmacokinetics ("PK"): PK data from the Phase 2 trial continued to support the potential for once-weekly dosing. PK demonstrated consistent concentration of canvuparatide active drug with a Tmax of 2-3 days, minimal fluctuation and a peak‑to‑trough ratio of approximately 1.3 over a week, ensuring consistent systemic drug exposure over the entire weekly dosing interval.

Evidence of Physiologic PTH Replacement

•
Calcium Homeostasis: Mean serum calcium levels were maintained within the normal range through one year of treatment, while mean 24-hour urine calcium levels decreased from baseline and remained within the normal range, with continued reductions observed over time in both canvuparatide-treated patients and those who switched from placebo.
•
Kidney Function: Mean estimated glomerular filtration rate ("eGFR") increased from baseline at Week 12 in canvuparatide-treated patients and remained improved through one year of treatment.
•
Bone Activity: Markers of bone resorption (C-terminal peptide; CTx) and formation (procollagen type 1 N-terminal propeptide; P1NP) demonstrated the expected pattern of bone turnover associated with PTH replacement therapy through one year. Changes in bone mineral density (BMD) T-scores and Z-scores were consistent with restoration of physiologic bone remodeling.

One-Year OLE Safety Summary

•
Once-weekly canvuparatide was generally well tolerated through one year of treatment, with no new safety signals observed during the OLE.

•
Most treatment emergent adverse events were mild or moderate in severity.
•
No treatment-related serious adverse events were reported.
•
Injection site reactions were reported in 10% of patients in the OLE.

Exploratory Assessments

•
Patient-Reported Outcomes: Trends toward improvement were observed across multiple SF-36v2 domains; however, interpretation was limited by incomplete baseline data.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” "will," “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the potential for canvuparatide to be a once-weekly PTH replacement therapy; the potential for canvuparatide to become a best-in-class treatment option for chronic HP; expectations regarding future clinical evaluation of canvuparatide, including timing of the Phase 3 confirmatory trial; and statements relating to canvuparatide having a favorable safety profile.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities, including the risk for differences between interim data and final data from the Company’s ongoing clinical trials; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; and risks related to the competitive landscape for MBX Biosciences’ product candidates; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Report on Form 10-Q for the three months ended March 31, 2026, as well as subsequent filings filed with the Securities and Exchange Commission (SEC), including the matters described in this Current Report on Form 8-K. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on June 12, 2026.
99.2	Corporate presentation of MBX Biosciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	June 12, 2026	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)